Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

       In connection with the accompanying
Quarterly Report On Form 10-QSB of CHINA
FUHUA NEW MATERIAL HOLDINGS INC.   (the
"Company") for the quarter ending September 30, 2008, I, Ming Xu, President of the Company hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

       1. Such Quarterly Report on Form 10-QSB
for the quarter ending September 30, 2008, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       2. The information contained in such
Quarterly Report on Form 10-QSB for the quarter ending September 30, 2008, fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 13, 2008

/s/ Ming Xu
Ming Xu, President (Principal executive and financial
officer)